UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                           October 29, 2004

Appliance Recycling Centers of America, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-19621	41-1454591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7400 Excelsior Blvd., Minneapolis, MN		55426-4517
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 930-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

SIGNATURES
Exhibit Index
EX099.1 PRESS RELEASE

ITEM 2.02:             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On October 29, 2004, Appliance Recycling Centers of America, Inc. issued a press release announcing revenues of $14,543,000 in the third quarter of 2004 ended October 2, an increase of 23% from $11,865,000 in the year-earlier period.  ARCA reported net income of $260,000 or $0.08 per diluted share, a significant improvement from earnings of $41,000 or $0.01 per diluted share in the third quarter of 2003.

ITEM 9.01:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

	Exhibit Number	Description

	99.1	Press Release dated October 29, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

Date: October 29, 2004	Linda Koenig
Linda Koenig, Vice President of Finance

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated October 29, 2004